enstargroup.com ENSTAR GROUP LIMITED Investor Financial Supplement June 30, 2021

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Recent Transactions 6 Book Value Per Share 7 Book Value & Share Price Performance 8 Summary Balance Sheets 9 Summary Earnings Statements 10 Earnings Per Share 11 Non-GAAP Operating Income 12 Reserve/Claims Savings 13 Investment Composition - GAAP 14 Investment Performance - GAAP 15 Investment Composition - Non-GAAP 16 Investment Composition - Non-GAAP Reconciliation 17 Capital Position & Credit Ratings 18 Consolidated Results by Segment 19

3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 100 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of U.S. Dollars, except for share and per share amounts. Certain prior period comparatives have been reclassified to conform to the current presentation. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Segment Change During the first quarter of 2021, we revised our segment structure to align with how our chief operating decision maker (“CODM”), who was determined to be our Chief Executive Officer, views our business, assesses performance and allocates resources to our business components. Effective January 1, 2021, our business is organized into three reportable segments: (i) Run-off: consists of our acquired property and casualty and other (re)insurance business and StarStone’s non-U.S. operations (“StarStone International”) (from January 1, 2021) following our decision to place it into an orderly run-off (the “StarStone International Run-off”). This segment also includes our consulting and management business, which manages the run-off portfolios of third parties through our service companies. Management’s primary objective with respect to the Run-off segment is to generate reserve/claims savings over time by settling claims in a timely, cost efficient manner using our internal claims management expertise, including settling claims for lower than outstanding ultimate loss estimates and implementing reinsurance and commutation strategies; (ii) Investments: consists of our investment activities and the performance of our investment portfolio, excluding those investable assets attributable to our Legacy Underwriting segment. Management’s primary objective of the Investments segment is to obtain the highest possible risk and capital adjusted returns while maintaining prudent diversification of assets and operating within the constraints on a global regulated (re)insurance company. We additionally consider the liquidity requirements and duration of our claims and contract liabilities; and (iii) Legacy Underwriting: consists of businesses that we have either, in the case of Atrium Underwriting Group Limited and its subsidiaries (“Atrium”), exited via the sale of the majority of our interest in or, in the case of StarStone International (included in the Legacy Underwriting Segment through December 31, 2020), placed into run-off. Prior to January 1, 2021, this segment comprised SGL No. 1 Limited’s (“SGL No.1’s”) 25% net share of Atrium's Syndicate 609 business at Lloyd’s and StarStone International (through December 31, 2020). From January 1, 2021, this segment comprises SGL No.1's 25% gross share of the 2020 and prior underwriting years of Atrium's Syndicate 609 at Lloyd's, offset by the contractual transfer of the results of that business to the Atrium entities that were divested. There is no net retention for Enstar on Atrium's 2020 and prior underwriting years. For further information regarding these activities, refer to Note 3 - "Divestitures, Held-for-Sale Businesses and Discontinued Operations" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended June 30, 2021. In addition, our corporate and other activities, which do not qualify as an operating segment, includes income and expense items that are not directly attributable to our reportable segments. These include (a) holding company income and expenses, (b) the amortization of deferred charge assets and deferred gain liabilities on retroactive reinsurance contracts, (c) the amortization of fair value adjustments associated with the acquisition of companies, (d) changes in the fair value of assets and liabilities related to our assumed retroactive reinsurance contracts for which we have elected the fair value option, (e) corporate expenses not allocated to our reportable segments, (f) debt servicing costs, (g) net foreign exchange (gains) losses, (h) gains (losses) arising on the sales of subsidiaries (if any), (i) income tax benefit (expense), (j) net earnings (losses) from discontinued operations, net of income tax (if any), (k) net (earnings) loss attributable to noncontrolling interest, and (l) preferred share dividends. Items (b), (c) and (d) highlighted above are included within corporate and other activities since the CODM evaluates the performance of the Run off and Legacy Underwriting segments without consideration of these amounts. Refer to “(p) Acquisitions, Goodwill and Intangible Assets” and “(q) Retroactive Reinsurance” within Note 2 - “Significant Accounting Policies” in the notes to our consolidated financial statements included within our Form 10-K for the year ended December 31, 2020 for further information on these items. Following the re-organization of our reportable segments during the first quarter of 2021 as described above, we restated the prior period comparatives to conform to the current period presentation. Non-GAAP Operating Income (Loss) Attributable to Enstar Ordinary Shareholders In addition to presenting net earnings (loss) attributable to Enstar ordinary shareholders and diluted earnings (loss) per ordinary share determined in accordance with U.S. GAAP, we believe that presenting non-GAAP operating income (loss) attributable to Enstar ordinary shareholders and diluted non-GAAP operating income (loss) per ordinary share, both of which are non- GAAP financial measures as defined in SEC Regulation G, provides investors with valuable measures of our performance. Non-GAAP operating income (loss) is net earnings attributable to Enstar ordinary shareholders excluding: (i) net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed included in net earnings (loss), (ii) change in fair value of insurance contracts for which we have elected the fair value option, (iii) (gain) loss on sales of subsidiaries, if any, (iv) net (earnings) loss from discontinued operations, if any, (v) tax effect of these adjustments where applicable, and (vi) attribution of share of adjustments to noncontrolling interest where applicable. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed, included in net earnings (loss), and change in fair value of insurance contracts for which we have elected the fair value option because these items are subject to significant fluctuations in fair value from period to period, driven primarily by market conditions and general economic conditions, and therefore their impact on our earnings is not reflective of the performance of our core operations. We eliminate the impact of (gain) loss on sale of subsidiaries and net earnings (loss) from discontinued operations because these are also not reflective of the performance of our core operations. Diluted Non-GAAP operating income (loss) per ordinary share is diluted net earnings per ordinary share excluding the per diluted share amounts of each of the adjustments used to calculate non-GAAP operating income (loss).

4 Explanatory Notes (continued) Reserve/Claims Savings - Non-GAAP Reserve/Claims Savings is a non-GAAP measure calculated using components of amounts determined in accordance with U.S. GAAP for our Run-off segment. Reserve/Claims Savings is calculated by adding (i) the reduction (increase) in estimates of net ultimate losses relating to prior periods, included in net incurred losses and LAE, and (ii) the reduction (increase) in estimates of ultimate net defendant asbestos and environmental (“Defendant A&E”) liabilities relating to prior periods, included in other income (expense). Because the reduction (increase) in estimates of ultimate Defendant A&E liabilities for prior periods is presented as a component of other income (expense) in our consolidated statement of earnings, there is not a U.S. GAAP measure that is directly comparable to Reserve/Claims Savings presented on a non-GAAP basis. However, we believe Reserve/Claims Savings provides investors with a meaningful measure of claims management performance within our Run-off segment that is consistent with management’s view of the business because it combines the reduction (increase) in estimates of net ultimate losses related to our direct exposure to certain acquired asbestos and environmental liabilities with the reduction (increase) in estimates of net ultimate losses related to liabilities that we have insured. For a reconciliation showing the calculation of Reserve/Claims Savings using the applicable components of amounts determined in accordance with U.S. GAAP for our Run-off segment, refer to “Reserve/Claims Savings” on Page 13. Investment Composition - Non-GAAP In certain instances, U.S. GAAP requirements result in classifications of our investment assets that may not correspond to management’s view of the underlying economic exposure of a particular investment. As such, we have prepared a non-GAAP view of our invested assets based on our assessment of the underlying economic exposure of each investment, which is consistent with the manner in which management views our investment portfolio composition. U.S. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment without regard to the underlying economic exposure. Management’s view “looks through” the legal form of an investment and aggregates the classification based upon the underlying economic exposure of each investment. For example: 1. Enstar has certain private equity funds, privately held equity (which are direct investments in companies), public equity, private credit funds and real estate equity funds that are collectively held in limited partnerships. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments.” For management reporting purposes, we disaggregate private equity funds, privately held equity, public equity, private credit funds and real estate equity funds and present them separately based on the underlying investment. 2. Enstar has certain public equity investments that are held directly on its balance sheet and some that are held in a fund. U.S. GAAP requires that the investment on our balance sheet be classified as “Equities” in our financial statements. Public equity held in fund format is classified as “Equity funds” within “Other Investments”. For management reporting purposes, we have aggregated all directly held public equity and public equity funds into one line item “Equities.” 3. Enstar has certain investments in public shares of exchange traded funds (“ETF”) where the underlying exposure of the ETF is an investment in investment grade fixed income securities. U.S. GAAP requires that the investment be classified as “Equities”. For management reporting, we have classified the investment as “Bond/loan funds.” 4. Enstar has certain investments in public equity investments where the underlying investments are CLO mezzanine debt, CLO equity and Private debt. For management reporting purposes, we have classified these investments as “Bond/loan funds”, “CLO equities” and “Private debt” respectively. 5. Enstar has certain investments in direct CLO equities and some in fund format. For management reporting purposes, we have aggregated all CLO equities into one line item of “CLO equities.” 6. Effective April 1, 2021, the InRe Fund was consolidated by Enstar and the variable interest entity assets and liabilities are presented separately on our balance sheet, which together comprise the the investable assets of the InRe Fund. For management reporting purposes, we have classified the investable assets of the InRe Fund as “Hedge funds.” Pro Forma Fully Diluted Book Value Per Ordinary Share - Non-GAAP In addition to presenting fully diluted book value per ordinary share calculated as of June 30, 2021, we have presented pro forma fully diluted book value per share, which reflects adjustments to fully diluted book value per share as of June 30, 2021 to give effect to share repurchases that were completed subsequent to June 30, 2021. On July 22, 2021, we completed a repurchase of 3,749,400 of our ordinary shares held by funds managed by Hillhouse Group for a price of $234.52 per share, totaling $879.3 million in aggregate. The shares represented these funds' entire interest in Enstar, which constituted 16.9% of total ordinary shares and 9.4% of voting ordinary shares. Subsequent to June 30, 2021, we have also repurchased 45,311 shares for $10.7 million as part of our ordinary share Repurchase Program before terminating the Repurchase Program on July 15, 2021. We believe that the presentation of pro forma fully diluted book value per share to give effect to these transactions provides readers of our financial statements with useful information regarding the impact of this significant strategic share repurchase that had a material impact on the number of our outstanding ordinary shares. We do not expect to present this measure in future periods. Pro forma fully diluted book value per share is calculated by adjusting the numerator and denominator of fully diluted book value per share to give effect to the completed share repurchase transactions described above. Cautionary Statement This investor financial supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including the ongoing COVID-19 pandemic and the related uncertainty and volatility in the financial markets. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2020 and our Form 10-Q for the period ended June 30, 2021, and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward- looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Key Earnings Metrics				
Net earnings attributable to Enstar ordinary shareholders	$ 377,326	$ 798,553	$ 560,523	$ 281,732
Non-GAAP operating income attributable to Enstar ordinary shareholders (1)	$ 290,540	$ 567,642	$ 574,271	$ 229,838
Basic net earnings per ordinary share	$ 17.44	$ 37.03	$ 25.95	$ 13.07
Diluted net earnings per ordinary share	$ 17.28	$ 36.65	$ 25.60	$ 12.93
Diluted non-GAAP operating income per ordinary share (1)	$ 13.31	$ 26.05	$ 26.23	$ 10.55
Key Run-off Metrics				
Reduction in estimates of net ultimate losses - prior periods	$ 41,696	$ 55,910	$ 67,063	$ 83,473
Reduction in estimates of net ultimate defendant A&E liabilities - prior periods	4,450	1,978	14,002	26,893
Total reserve / claims savings (1)	$ 46,146	$ 57,888	$ 81,065	$ 110,366
Key Investment Return Metrics				
Net investment income	$ 76,147	$ 94,443	$ 138,236	$ 169,157
Net realized gains	340,202	58,195	346,341	61,406
Net unrealized gains, trading	65,018	909,413	38,091	277,141
Total investment return included in net earnings	$ 481,367	$ 1,062,051	$ 522,668	$ 507,704
Unrealized gains (losses), on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange	58,557	90,418	(46,901)	40,781
Total investment return	$ 539,924	$ 1,152,469	$ 475,767	$ 548,485
Total investable assets	$ 20,170,374	$ 15,584,281	$ 20,170,374	$ 15,584,281
Annualized investment book yield	2.75 %	3.26 %	2.30 %	2.88 %
Investment return included in net earnings	2.64 %	7.39 %	2.95 %	3.58 %
Total investment return	2.96 %	8.02 %	2.68 %	3.87 %
Earnings (losses) from equity method investments	$ (3,059)	$ (8,790)	$ 114,972	$ 3,660
Key Shareholder Metrics				
Ordinary shareholders' equity	$ 6,677,308	$ 4,676,913	$ 6,677,308	$ 4,676,913
Total Enstar shareholders' equity	$ 7,187,308	$ 5,186,913	$ 7,187,308	$ 5,186,913
Basic book value per ordinary share	$ 309.07	$ 216.74	$ 309.07	$ 216.74
Fully diluted book value per ordinary share	$ 304.59	$ 213.06	$ 304.59	$ 213.06
Change in fully diluted book value per ordinary share	7.0 %	23.3 %	8.3 %	7.6 %
Annualized GAAP return on opening ordinary shareholders' equity	24.1 %	84.8 %	18.2 %	13.0 %
Ordinary shares repurchased under repurchase program:				
Shares	30,364	—	48,367	92,510
Cost	$ 7,208	$ —	$ 11,433	$ 12,526
Average price per share	$ 237.39	$ —	$ 236.39	$ 135.40
Total ordinary shares outstanding	21,604,803	21,578,769	21,604,803	21,578,769
Fully diluted ordinary shares outstanding	21,922,183	22,045,791	21,922,183	22,045,791
Key Balance Sheet Metrics				
Total assets	$ 24,621,331	$ 21,293,915	$ 24,621,331	$ 21,293,915
Debt obligations	$ 1,364,212	$ 1,542,022	$ 1,364,212	$ 1,542,022
Total liabilities	$ 17,243,939	$ 15,726,916	$ 17,243,939	$ 15,726,916
Total investable assets to ordinary shareholders' equity	3.02x	3.33x	3.02x	3.33x
Debt to total capitalization attributable to Enstar	16.0 %	22.9 %	16.0 %	22.9 %

(1) Non-GAAP financial measure, refer to the explanatory notes on pages 3 and 4 for further details. See also pages 12 and 13 for a reconciliation of these measures to the most directly comparable GAAP measures.

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ENSTAR

Recent Transactions

2021 Transactions Announced or Completed subsequent to June 30, 2021	Date Announced or Completed	Initial Estimate of Liabilities Assumed	Primary Nature of Business
		(in thousands of U.S. dollars)	
ProSight	Completed on August 4, 2021	$ 500,000	LPT of U.S. discontinued workers' compensation and excess workers' compensation lines of business and ADC on a diversified mix of general liability classes of business
RSA	Announced on July 27, 2021	97,222	ADC on a diversified mix of commercial and personal insurance lines across the U.K. and Ireland
		$ 597,222	

2021 Transactions Completed Between January 1, 2021 and June 30, 2021	Date Completed	Total Assets Assumed	Deferred Charge Asset [1]	Total Assets from Transactions	Total Liabilities Assumed	Net Fair Value Adjustment [2]	Total Liabilities from Transactions	Primary Nature of Business
		(in thousands of U.S. dollars)						
Hiscox	June 3, 2021	$ 532,394	N/A	$ 532,394	$ 532,394	N/A	$ 532,394	LPT of diversified legacy insurance business, including surplus lines broker business
Coca-Cola	May 24, 2021	41,928	6,143	48,071	48,071	N/A	48,071	LPT of U.S. workers' compensation liability
AXA Group	May 3, 2021	1,395,000	91,988	1,486,988	1,486,988	N/A	1,486,988	ADC on a diversified mix of global casualty and professional lines
CNA	February 5, 2021	651,736	105,479	757,215	757,215	N/A	757,215	LPT of U.S. excess workers' compensation liabilities
Liberty Mutual [3]	January 8, 2021	363,159	25,402	388,561	388,561	N/A	388,561	LPT of U.S. energy liability, construction liability and homebuilders liability
Total		$ 2,984,217	$ 229,012	$ 3,213,229	$ 3,213,229	$ —	$ 3,213,229	

2020 Completed Transactions	Date Completed	Total Assets Assumed	Deferred Charge Asset [1]	Total Assets from Transactions	Total Liabilities Assumed	Net Fair Value Adjustment [2]	Total Liabilities from Transactions	Primary Nature of Business
		(in thousands of U.S. dollars)						
Hannover Re	August 6, 2020	$ 182,498	N/A	$ 182,498	$ 209,713	$ (27,215)	$ 182,498	Novation of U.S. asbestos, environmental and workers' compensation liabilities
Munich Re	July 1, 2020	100,956	N/A	100,956	100,956	N/A	100,956	Business Transfer of Australian public liability, professional liability and builders' warranty liabilities
AXA Group [3]	June 1, 2020	179,681	N/A	179,681	179,681	N/A	179,681	LPT of U.S. construction general liability
Aspen	June 1, 2020	770,000	11,746	781,746	781,746	N/A	781,746	ADC on a diversified mix of property, liability and specialty lines of business across the U.S., U.K. and Europe
Lyft	March 31, 2020	465,000	N/A	465,000	465,000	N/A	465,000	LPT of U.S. motor liabilities
Total		$ 1,698,135	$ 11,746	$ 1,709,881	$ 1,737,096	$ (27,215)	$ 1,709,881	

(1) Where the estimated ultimate losses payable exceed the premium consideration received at the inception of the agreement, a deferred charge asset is recorded.
(2) When the fair value option is elected for any retroactive reinsurance agreement, an initial net fair value adjustment is recorded at the inception of the agreement.
(3) We have ceded 10% of these transactions to Enhanzed Reinsurance Ltd. ("Enhanzed Re"), in which we have an investment, on the same terms and conditions as those received by us. Refer to Note 20 - "Related Party Transactions" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended June 30, 2021 for additional information.

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Book Value Per Share

ENSTAR

	June 30, 2021	December 31, 2020
Numerator:		
Total Enstar shareholder's equity	$ 7,187,308	$ 6,674,395
Less: Series D and E preferred shares	510,000	510,000
Total Enstar ordinary shareholders' equity (A)	6,677,308	6,164,395
Proceeds from assumed conversion of warrants[(1)]	—	20,229
Numerator for fully diluted book value per ordinary share calculations (B)	$ 6,677,308	$ 6,184,624
July Share Repurchases [(2)]	(890,023)	—
Numerator for pro forma fully diluted book value per ordinary share calculations (C)	5,787,285	—
Denominator:		
Ordinary shares outstanding (D) [(3)]	21,604,803	21,519,602
Effect of dilutive securities:		
Share-based compensation plans [(4)]	317,380	298,095
Warrants[(1)]	—	175,901
Fully diluted ordinary shares outstanding (E)	21,922,183	21,993,598
July Share Repurchases [(2)]	(3,794,711)	—
Pro forma fully diluted ordinary shares outstanding (F)	18,127,472	—
Book value per ordinary share:		
Basic book value per ordinary share = (A) / (D)	$ 309.07	$ 286.45
Fully diluted book value per ordinary share = (B) / (E)	$ 304.59	$ 281.20
Pro forma fully diluted book value per ordinary share = (C) / (F)	$ 319.25	—

(1) Warrants to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share were exercised on a non-cash basis during the six months ended June 30, 2021, which resulted in a total of 89,590 Series C Non-Voting Ordinary Shares being issued in the period.

(2) Represents shares repurchased in transactions described within the explanatory notes on page 4.

(3) Ordinary shares outstanding includes voting and non-voting shares but excludes ordinary shares held in the Enstar Group Limited Employee Benefit Trust (the "EB Trust") in respect of awards made under our Joint Share Ownership Plan, a sub-plan to our Amended and Restated 2016 Equity Incentive Plan (the "JSOP").

(4) Share-based dilutive securities include restricted shares, restricted share units, and performance share units ("PSUs"). The amounts for PSUs, and for ordinary shares held in the EB Trust in respect of the JSOP, are adjusted at the end of each period end to reflect the latest estimated performance multipliers for the respective awards. The JSOP shares did not have a dilutive effect as at June 30, 2021.



Growth in Fully Diluted Book Value Per Share
$350
$300
$250
$200
$150
$100
$50
$0
$71.68
$82.97
$93.30
$105.20
$119.22
$129.65
$143.68
$159.19
$155.94
$197.93
$281.20
$319.25
$304.59
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
YTD 2021
Fully Diluted Book Value per Share
Pro Forma Fully Diluted Book Value per Share

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| enstargroup.com 8 Book Value & Share Price Performance (1) Source: S&P Market Intelligence (2) Refer to the explanatory notes on page 4 for further details. See also page 7 for a reconciliation of fully diluted book value per share to pro forma fully diluted book value per share. Comparison of 10 Year Cumulative Total Return & Fully Diluted BVPS Enstar Fully Diluted BVPS ESGR Share Price (1) S&P 500 (1) S&P Insurance Index (1) Enstar Pro Forma Fully Diluted BVPS (2) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 (50)% —% 50% 100% 150% 200% 250% 300% 350%

Summary Balance Sheets

ENSTAR

	June 30, 2021	December 31, 2020
ASSETS		
Short-term and fixed maturity investments, trading	$ 4,108,190	$ 4,600,021
Short-term and fixed maturity investments, AFS	5,576,511	3,658,895
Funds held - directly managed	1,028,503	1,074,890
Other investments, including equities	2,972,812	5,090,829
Equity method investments	936,430	832,295
Total investments	14,622,446	15,256,930
Cash and restricted cash	1,126,258	1,373,116
Premiums receivable	379,981	405,793
Reinsurance balances recoverable	1,976,727	2,089,163
Insurance balances recoverable	245,979	249,652
Funds held by reinsured companies	2,201,958	635,819
Variable interest entity assets of the InRe Fund	2,913,522	—
Other assets	1,154,460	925,533
Assets held for sale	—	711,278
TOTAL ASSETS	$ 24,621,331	$ 21,647,284
LIABILITIES		
Losses and loss adjustment expenses	$ 13,037,858	$ 10,593,282
Defendant asbestos and environmental liabilities	677,919	706,329
Insurance and reinsurance balances payable	584,084	494,412
Debt obligations	1,364,212	1,373,259
Variable interest entity liabilities of the InRe Fund	693,810	—
Other liabilities	886,056	942,905
Liabilities held for sale	—	483,657
TOTAL LIABILITIES	17,243,939	14,593,844
COMMITMENTS AND CONTINGENCIES		
REDEEMABLE NONCONTROLLING INTEREST	177,449	365,436
SHAREHOLDERS' EQUITY		
Ordinary shareholders' equity [(1)]	6,677,308	6,164,395
Series D & E preferred shares	510,000	510,000
Total Enstar shareholders' equity	7,187,308	6,674,395
Noncontrolling interest	12,635	13,609
TOTAL SHAREHOLDERS' EQUITY	7,199,943	6,688,004
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS' EQUITY	$ 24,621,331	$ 21,647,284

[(1)] Ordinary shareholders' equity includes voting ordinary shares, non-voting convertible ordinary Series C and Series E shares, Series C preferred shares, treasury shares, JSOP voting ordinary shares, additional paid-in capital, accumulated other comprehensive income and retained earnings.

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Summary Earnings Statements

ENSTAR

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
INCOME				
Net premiums earned	$ 59,644	$ 142,871	$ 152,520	$ 302,222
Fees and commission income	8,274	10,010	17,872	17,538
Net investment income (1)	76,147	94,443	138,236	169,157
Net realized and unrealized gains (1)	405,220	967,608	384,432	338,547
Other income (expense)	(3,359)	(1,087)	(2,808)	19,357
Net gain on sales of subsidiaries	—	—	14,894	—
	545,926	1,213,845	705,146	846,821
EXPENSES				
Net incurred losses and LAE	39,304	186,692	(16,203)	229,992
Acquisition costs	4,956	49,067	38,970	95,110
General and administrative expenses	92,717	144,830	175,717	243,258
Interest expense	16,301	14,018	32,480	27,433
Net foreign exchange (gains) losses	(9,139)	5,158	(6,505)	(6,781)
	144,139	399,765	224,459	589,012
EARNINGS BEFORE INCOME TAXES	401,787	814,080	480,687	257,809
Income tax expense	(9,422)	(16,652)	(3,440)	(11,380)
Earnings (loss) from equity method investments	(3,059)	(8,790)	114,972	3,660
NET EARNINGS FROM CONTINUING OPERATIONS	389,306	788,638	592,219	250,089
Net loss from discontinued operations, net of income taxes	—	(1,152)	—	(3,221)
NET EARNINGS	389,306	787,486	592,219	246,868
Net (earnings) loss attributable to noncontrolling interest	(3,055)	19,992	(13,846)	52,714
NET EARNINGS ATTRIBUTABLE TO ENSTAR	386,251	807,478	578,373	299,582
Dividends on preferred shares	(8,925)	(8,925)	(17,850)	(17,850)
NET EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS	$ 377,326	$ 798,553	$ 560,523	$ 281,732
COMPREHENSIVE INCOME (LOSS)				
NET EARNINGS	$ 389,306	$ 787,486	$ 592,219	$ 246,868
Other comprehensive income (loss), net of income taxes:				
Unrealized gains (losses) arising during the period, net of reclassification adjustments	51,397	97,522	(47,971)	52,211
Cumulative currency translation adjustment	(399)	(1,205)	1,019	(1,891)
Total other comprehensive income (loss)	50,998	96,317	(46,952)	50,320
Comprehensive income	440,304	883,803	545,267	297,188
Comprehensive (income) loss attributable to noncontrolling interest	(3,260)	9,616	(14,476)	46,508
COMPREHENSIVE INCOME ATTRIBUTABLE TO ENSTAR	$ 437,044	$ 893,419	$ 530,791	$ 343,696

(1) Includes amounts attributed to the InRe Fund. Refer to Note 11 - "Variable Interest Entities" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended June 30, 2021 for additional information.

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10

Earnings Per Share

ENSTAR

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Numerator:				
Earnings attributable to Enstar ordinary shareholders:				
Net earnings from continuing operations [1]	$ 377,326	$ 799,232	$ 560,523	$ 283,632
Net loss from discontinued operations [2]	—	(679)	—	(1,900)
Net earnings attributable to Enstar ordinary shareholders:	377,326	798,553	560,523	281,732
Denominator:				
Weighted-average ordinary shares outstanding — basic [3]	21,631,749	21,565,240	21,597,236	21,557,542
Effect of dilutive securities:				
Share equivalents:				
Share-based compensation plans [4]	200,469	185,300	214,849	177,264
Warrants [5]	—	38,702	80,659	53,525
Weighted-average ordinary shares outstanding — diluted	21,832,218	21,789,242	21,892,744	21,788,331
Earnings per share attributable to Enstar ordinary shareholders:				
Basic:				
Net earnings from continuing operations	$ 17.44	$ 37.06	$ 25.95	$ 13.16
Net loss from discontinued operations	—	(0.03)	—	(0.09)
Net earnings per ordinary share	$ 17.44	$ 37.03	$ 25.95	$ 13.07
Diluted:				
Net earnings from continuing operations	$ 17.28	$ 36.68	$ 25.60	$ 13.02
Net loss from discontinued operations	—	(0.03)	—	(0.09)
Net earnings per ordinary share	$ 17.28	$ 36.65	$ 25.60	$ 12.93

[1] Net earnings from continuing operations attributable to Enstar ordinary shareholders equals net earnings from continuing operations, plus net loss (earnings) from continuing operations attributable to noncontrolling interest, less dividends on preferred shares.
[2] Net loss from discontinued operations attributable to Enstar ordinary shareholders equals net loss from discontinued operations, net of income tax benefit (expense), plus net loss from discontinued operations attributable to noncontrolling interest; refer to Note 3 - "Divestitures, Held-for-Sale Businesses and Discontinued Operations" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended June 30, 2021 for a breakdown by period.
[3] Weighted-average ordinary shares for basic earnings per share includes ordinary shares (voting and non-voting) but excludes ordinary shares held in the EB Trust in respect of JSOP awards.
[4] Share-based dilutive securities include restricted shares, restricted share units, and performance share units. Certain share-based compensation awards, including the ordinary shares held in the EB Trust in respect of JSOP awards, were excluded from the calculation for the three and six months ended June 30, 2021 and 2020 because they were anti-dilutive.
[5] Warrants to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share were exercised on a non-cash basis during the six months ended June 30, 2021, which resulted in a total of 89,590 Series C Non-Voting Ordinary Shares being issued in the period. As of June 30, 2021, there were no warrants outstanding following the exercise described. The warrants presented in the table above are a weighted-average of the warrants outstanding for the period.

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11

Non-GAAP Operating Income

ENSTAR

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Net earnings attributable to Enstar ordinary shareholders (A)	$ 377,326	$ 798,553	$ 560,523	$ 281,732
Adjustments:				
Net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed [1]	(110,145)	(417,364)	96,039	(139,803)
Change in fair value of insurance contracts for which we have elected the fair value option	17,713	134,043	(57,759)	75,806
Net gain on sales of subsidiaries	—	—	(14,894)	—
Net loss from discontinued operations	—	1,152	—	3,221
Tax effects of adjustments [2]	4,869	39,264	(11,279)	13,299
Adjustments attributable to noncontrolling interest [3]	777	11,994	1,641	(4,417)
Non-GAAP operating income attributable to Enstar ordinary shareholders (B) [4]	$ 290,540	$ 567,642	$ 574,271	$ 229,838
Diluted net earnings per ordinary share	$ 17.28	$ 36.65	$ 25.60	$ 12.93
Adjustments:				
Net realized and unrealized (gains) losses on fixed maturity investments and funds held - directly managed [1]	(5.04)	(19.15)	4.40	(6.42)
Change in fair value of insurance contracts for which we have elected the fair value option	0.81	6.15	(2.64)	3.48
Net gain on sales of subsidiaries	—	—	(0.68)	—
Net loss from discontinued operations	—	0.05	—	0.15
Tax effects of adjustments [2]	0.22	1.80	(0.52)	0.61
Adjustments attributable to noncontrolling interest [3]	0.04	0.55	0.07	(0.20)
Diluted non-GAAP operating income per ordinary share [4]	$ 13.31	$ 26.05	$ 26.23	$ 10.55
Weighted average ordinary shares outstanding:				
Basic	21,631,749	21,565,240	21,597,236	21,557,542
Diluted	21,832,218	21,789,242	21,892,744	21,788,331
Opening ordinary shareholders' equity (C)	$ 6,250,776	$ 3,766,599	$ 6,164,395	$ 4,332,183
Annualized GAAP return on opening ordinary shareholders' equity = (A * (4 / # of Quarters) / (C)	24.1 %	84.8 %	18.2 %	13.0 %

(1) Represents the net realized and unrealized gains and losses related to fixed maturity securities included in net earnings (loss). Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. Refer to Note 4 - "Investments" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended June 30, 2021 for further details on our net realized and unrealized gains and losses.
(2) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.
(3) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.
(4) Non-GAAP financial measure, refer to the explanatory notes on page 3 for further details.

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12

Reserve/Claims Savings

ENSTAR

	FS Reference [1]	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Reconciliation of reserve/claims savings to GAAP line items in the Run-off segment:					
Net incurred losses and LAE:					
Reduction in estimates of net ultimate losses - prior periods (A)	Note 8	$ 41,696	$ 55,910	$ 67,063	$ 83,473
Increase in estimates of net ultimate losses - current period	Note 8	(40,445)	(8,086)	(83,135)	(15,935)
Reduction in provisions for unallocated LAE	Note 8	15,746	12,425	28,444	19,904
Net incurred losses and LAE - Run-off	Note 8	$ 16,997	$ 60,249	$ 12,372	$ 87,442
Other income:					
Reduction in estimates of net ultimate defendant A&E liabilities - prior periods (B)	Note 9	$ 4,450	$ 1,978	$ 14,002	$ 26,893
Reduction in estimated future defendant A&E expenses	Note 9	745	975	3,508	3,003
All other income - Run-off		1	(2,054)	1	(1,234)
Other income - Run-off	Note 22	$ 5,196	$ 899	$ 17,511	$ 28,662
Reserve/claims savings: total reduction in net ultimate losses [2] = (A) + (B)		$ 46,146	$ 57,888	$ 81,065	$ 110,366

[1] Refer to the corresponding note to our consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended June 30, 2021 for further details.
[2] Non-GAAP financial measure, refer to the explanatory notes on page 4 for further details.

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13

Investment Composition - GAAP

ENSTAR

	June 30, 2021		December 31, 2020	
Short-term and fixed maturity investments, trading and AFS and funds held - directly managed				
U.S. government & agency	$ 789,439	3.9 %	$ 951,048	5.5 %
U.K. government	41,696	0.2 %	51,082	0.3 %
Other government	480,279	2.4 %	502,153	2.9 %
Corporate	6,652,998	33.0 %	5,686,732	33.0 %
Municipal	244,459	1.2 %	162,669	0.9 %
Residential mortgage-backed	572,239	2.9 %	553,945	3.2 %
Commercial mortgage-backed	987,254	4.9 %	854,090	4.9 %
Asset-backed	935,593	4.6 %	557,460	3.2 %
Total	10,703,957	53.1 %	9,319,179	53.9 %
Other assets included within funds held - directly managed	9,247	— %	14,627	0.1 %
Equities				
Publicly traded equities	304,701	1.5 %	260,767	1.5 %
Exchange-traded funds	504,793	2.5 %	311,287	1.8 %
Privately held equities	348,725	1.7 %	274,741	1.6 %
Total	1,158,219	5.7 %	846,795	4.9 %
Other investments				
Hedge funds [1]	73,130	0.4 %	2,638,339	15.3 %
Fixed income funds	603,889	3.0 %	552,541	3.2 %
Private equity funds	536,368	2.7 %	363,103	2.1 %
Private credit funds	242,359	1.2 %	192,319	1.1 %
Equity funds	5,617	— %	190,767	1.1 %
CLO equity funds	190,158	0.9 %	166,523	1.0 %
CLO equities	145,103	0.7 %	128,083	0.7 %
Other	17,969	0.1 %	12,359	0.1 %
Total	1,814,593	9.0 %	4,244,034	24.6 %
Equity method investments	936,430	4.7 %	832,295	4.8 %
Total investments	14,622,446	72.5 %	15,256,930	88.3 %
Cash and cash equivalents (including restricted cash)	1,126,258	5.6 %	1,373,116	8.0 %
Funds held by reinsured companies	2,201,958	10.9 %	635,819	3.7 %
Investable assets of the InRe Fund [2]	2,219,712	11.0 %	—	— %
Total investable assets	$ 20,170,374	100.0 %	$ 17,265,865	100.0 %
Duration (in years) [3]	4.69		4.82	
Average Credit Rating [3]	A+		A+	

[1] As of December 31, 2020, includes our investment in the InRe Fund of $2.4 billion.
[2] As of June 30, 2021, includes amounts of the InRe Fund as described in Note 11 - "Variable Interest Entities" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended June 30, 2021.
[2] Calculation includes cash and cash equivalents, short-term investments, fixed maturities and the fixed maturities within our funds held - directly managed portfolios at June 30, 2021 and December 31, 2020.

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14

Investment Performance - GAAP

ENSTAR

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Net investment income:				
Fixed income securities [1]	$ 86,501	$ 87,656	$ 138,701	$ 150,659
Cash and restricted cash	(379)	717	(467)	2,867
Other investments, including equities	13,463	9,053	27,055	23,109
Less: Investment expenses	(3,267)	(2,983)	(6,882)	(7,478)
Net investment expenses of the InRe Fund [2]	(20,171)	—	(20,171)	—
Total net investment income	$ **76,147**	$ **94,443**	$ **138,236**	$ **169,157**
Net realized gains (losses):				
Fixed income securities [1]	$ 17,723	$ 56,309	$ 24,653	$ 60,527
Other investments, including equities	774	1,886	(17)	879
Net realized gains of the InRe Fund [2]	321,705	—	321,705	—
Total net realized gains	$ **340,202**	$ **58,195**	$ **346,341**	$ **61,406**
Net unrealized gains (losses):				
Fixed income securities, trading [1]	$ 57,541	$ 361,055	$ (155,572)	$ 79,276
Other investments, including equities	112,452	183,304	222,031	(122,331)
Net unrealized gains (losses) of the InRe Fund [2]	(104,975)	365,054	(28,368)	320,196
Total net unrealized losses	$ **65,018**	$ **909,413**	$ **38,091**	$ **277,141**
Total investment return included in earnings (A)	$ **481,367**	$ **1,062,051**	$ **522,668**	$ **507,704**
Other comprehensive income (loss):				
Unrealized gains (losses), on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange (B) [1]	$ 58,557	$ 90,418	$ (46,901)	$ 40,781
Total investment return = (A) + (B)	$ **539,924**	$ **1,152,469**	$ **475,767**	$ **548,485**
Annualized income from fixed income assets [3]	$ 344,488	$ 353,492	$ 276,468	$ 307,052
Average aggregate fixed income assets, at cost [3] [4]	12,539,108	10,832,768	12,025,875	10,648,355
Annualized investment book yield	2.75 %	3.26 %	2.30 %	2.88 %
Average aggregate invested assets, at fair value [4]	$ 18,238,026	$ 14,373,697	$ 17,733,688	$ 14,181,080
Investment return included in net earnings	2.64 %	7.39 %	2.95 %	3.58 %
Total investment return	2.96 %	8.02 %	2.68 %	3.87 %

[1] Fixed income securities includes both trading and available-for-sale ("AFS") short-term and fixed maturity investments as well as funds held - directly managed whereas, fixed income securities, trading excludes AFS investments and fixed income securities, AFS excludes trading investments.
[2] Prior to the consolidation of the InRe Fund on April 1, 2021, all income or loss from the InRe Fund was determined by the change in net asset value (NAV) of our holdings in the fund, which was included within net unrealized gains (losses) from other investments, including equities. Prior period amounts have been reclassified to net unrealized gains of the InRe Fund to conform to current period presentation. Refer to Note 11 - "Variable Interest Entities" to our unaudited condensed consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q for the period ended June 30, 2021 for further information.
[3] Fixed income assets includes fixed income securities and cash and restricted cash.
[4] These amounts are an average of the amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

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15

| enstargroup.com 16 Composition of investable assets June 30, 2021 December 31, 2020 Fixed maturities $ 10,703,957 53.1% $ 9,319,179 54.0 % Equities 885,478 4.4% 830,600 4.8 % Bond/loan funds 846,442 4.2% 763,140 4.4 % Hedge funds 2,292,842 11.4% 2,638,339 15.3 % Private equities 387,284 1.9% 225,921 1.3 % CLO equities 367,190 1.8% 294,606 1.7 % Private credit 365,464 1.8% 298,597 1.7 % Real estate 47,346 0.2% 39,161 0.2 % Other 478 — % 465 — % Cash and cash equivalents (including restricted cash) 1,126,258 5.6% 1,373,116 8.0 % Funds held 2,211,205 11.0% 650,446 3.8 % Total managed cash and investments 19,233,944 95.4% 16,433,570 95.2 % Equity method investments 936,430 4.6% 832,295 4.8 % Total investable assets (2) $ 20,170,374 100.0% $ 17,265,865 100.0% (1) Non-GAAP financial measures, refer to the explanatory notes on page 4 for further details. See also Page 17 for a reconciliation to the most directly comparable GAAP measures. (2) Agrees to the total investable assets per GAAP on page 14. Investment Composition - Non-GAAP (1)

17 June 30, 2021 December 31, 2020 Equities - GAAP $ 1,158,219 $ 846,795 Less: Exchange traded funds backed by fixed income securities (181,642) (156,362) Less: Bond fund held in equity format (60,911) (54,248) Less: CLO equity in equity format (31,929) — Less: Private debt in equity format (11,975) — Plus: Equities held in fund format 5,617 190,767 Plus: Privately held equity in fund format 3,625 3,648 Plus: LP structure with underlying public equities 4,474 — Equities - Non-GAAP 885,478 830,600 Hedge funds - GAAP 73,130 2,638,339 Plus: Net assets of consolidated VIE 2,219,712 — Hedge funds - Non-GAAP 2,292,842 2,638,339 Fixed income funds - GAAP 603,889 552,541 Plus: Exchange traded funds backed by fixed income securities 181,642 156,362 Plus: Bond fund held in equity format 60,911 54,237 Bond/loan funds - Non-GAAP 846,442 763,140 Private equity funds - GAAP 536,368 363,103 Less: Private credit held in fund format (111,130) (106,278) Less: Real estate held in fund format (29,855) (27,256) Less: Privately held equity in fund format (3,625) (3,648) Less: LP Structure with underlying public equities (4,474) — Private equities - Non-GAAP 387,284 225,921 CLO equities - GAAP 145,103 128,083 Plus: CLO equity funds 190,158 166,523 Plus: Equities in CLO equity format 31,929 — CLO equities - Non-GAAP 367,190 294,606 Private credit funds - GAAP 242,359 192,319 Plus: Private credit held in fund format 111,130 106,278 Plus: Private debt in equity format 11,975 — Private credit - Non-GAAP 365,464 298,597 Funds held by reinsured companies - GAAP 2,201,958 635,819 Plus: Other assets and liabilities in funds held format 9,247 14,627 Funds held - Non-GAAP 2,211,205 650,446 Real estate - GAAP — — Plus: Real estate held in fund format 29,855 27,256 Plus: Real estate held in other 17,491 11,905 Real estate - Non-GAAP 47,346 39,161 Short-term and fixed maturity investments, trading and AFS and funds held - directly managed (2) 10,703,957 9,319,179 Other 478 465 Cash and cash equivalents (including restricted cash) 1,126,258 1,373,116 Total managed cash and investments 19,233,944 16,433,570 Equity method investments 936,430 832,295 Total investable assets $ 20,170,374 $ 17,265,865 Investment Composition - Non-GAAP Reconciliation (1) (1) Non-GAAP financial measures, refer to the explanatory notes on page 4 for further details. (2) Agrees to fixed maturities - non-GAAP on page 16.

Capital Position & Credit Ratings

Capital position	June 30, 2021	December 31, 2020	Change
Ordinary shareholders' equity	$ 6,677,308	$ 6,164,395	$ 512,913
Series D and E preferred shares	510,000	510,000	—
Total Enstar shareholders' equity (A)	7,187,308	6,674,395	512,913
Noncontrolling interest	12,635	13,609	(974)
Total shareholders' equity (B)	7,199,943	6,688,004	511,939
Senior notes	844,269	843,447	822
Junior subordinated notes	344,943	344,812	131
Revolving credit facility	175,000	185,000	(10,000)
Total debt (C)	1,364,212	1,373,259	(9,047)
Redeemable noncontrolling interest (D)	177,449	365,436	(187,987)
Total capitalization = (B) + (C) + (D)	$ 8,741,604	$ 8,426,699	$ 314,905
Total capitalization attributable to Enstar = (A) + (C)	$ 8,551,520	$ 8,047,654	$ 503,866
Debt to total capitalization	15.6 %	16.3 %	(0.7)%
Debt and Series D and E Preferred Shares to total capitalization	21.4 %	22.3 %	(0.9)%
Debt to total capitalization attributable to Enstar	16.0 %	17.1 %	(1.1)%
Debt and Series D and E Preferred Shares to total capitalization available to Enstar	21.9 %	23.4 %	(1.5)%

Credit ratings [1]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB (Outlook: Positive)	BBB (Outlook: Positive)
Senior notes	BBB	BBB-
Junior subordinated notes	BB+	BB+
Series D preferred shares	BB+	BB+
Series E preferred shares	BB+	BB+

(1) Credit ratings are provided by third parties, Standard and Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

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18

Consolidated Results by Segment - Quarter to Date

ENSTAR

	Three Months Ended									
	June 30, 2021					June 30, 2020				
	Run-off	Investments	Legacy Underwriting	Corporate & Other [1]	Total	Run-off	Investments	Legacy Underwriting	Corporate & Other [1]	Total
INCOME										
Net premiums earned	$ 42,404	$ —	$ 17,240	$ —	$ 59,644	$ 10,517	$ —	$ 132,354	$ —	$ 142,871
Fees and commission income	8,274	—	—	—	8,274	3,966	—	6,044	—	10,010
Net investment income	—	75,859	288	—	76,147	—	86,263	8,180	—	94,443
Net realized and unrealized gains	—	405,010	210	—	405,220	—	926,494	41,114	—	967,608
Other income (expense)	5,196	—	(2,549)	(6,006)	(3,359)	899	—	30	(2,016)	(1,087)
	55,874	480,869	15,189	(6,006)	545,926	15,382	1,012,757	187,722	(2,016)	1,213,845
EXPENSES										
Net incurred losses and loss adjustment expenses	(16,997)	—	10,281	46,020	39,304	(60,249)	—	95,382	151,559	186,692
Acquisition costs	34	—	4,922	—	4,956	3,589	—	45,478	—	49,067
General and administrative expenses [2]	64,138	12,303	1,418	14,858	92,717	52,466	10,704	70,062	11,598	144,830
	47,175	12,303	16,621	60,878	136,977	(4,194)	10,704	210,922	163,157	380,589
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	8,699	468,566	(1,432)	(66,884)	408,949	19,576	1,002,053	(23,200)	(165,173)	833,256
Loss from equity method investments	—	(3,059)	—	—	(3,059)	—	(8,790)	—	—	(8,790)
SEGMENT INCOME (LOSS)	8,699	465,507	(1,432)	(66,884)	405,890	19,576	993,263	(23,200)	(165,173)	824,466
Interest expense				(16,301)	(16,301)				(14,018)	(14,018)
Net foreign exchange gains (losses)				9,139	9,139				(5,158)	(5,158)
Income tax expense				(9,422)	(9,422)				(16,652)	(16,652)
NET EARNINGS FROM CONTINUING OPERATIONS					389,306					788,638
Net loss from discontinued operations, net of income taxes				—	—				(1,152)	(1,152)
NET EARNINGS					389,306					787,486
Net (earnings) loss attributable to noncontrolling interest				(3,055)	(3,055)				19,992	19,992
NET EARNINGS ATTRIBUTABLE TO ENSTAR					386,251					807,478
Dividends on preferred shares				(8,925)	(8,925)				(8,925)	(8,925)
NET EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				(95,448)	377,326				(191,086)	798,553

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of deferred charge assets and deferred gain liabilities on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.
[2] Includes refinement of first quarter 2021 and 2020 general and administrative expense allocations which increased general and administrative expenses of the Run-off and Investments segments by $16.3 million and $13.6 million, respectively, and $2.6 million and $2.5 million, respectively, and decreased general and administrative expenses for corporate and other activities by $18.9 million and $16.1 million, respectively.

19

Consolidated Results by Segment - Year to Date

ENSTAR

	Six Months Ended June 30, 2021					Six Months Ended June 30, 2020				
	Run-off	Investments	Legacy Underwriting	Corporate & Other [(1)]	Total	Run-off	Investments	Legacy Underwriting	Corporate & Other [(1)]	Total
INCOME										
Net premiums earned	$ 115,240	$ —	$ 37,280	$ —	$ 152,520	$ 26,547	$ —	$ 275,675	$ —	$ 302,222
Fees and commission income	17,872	—	—	—	17,872	8,951	—	8,587	—	17,538
Net investment income	—	137,190	1,046	—	138,236	—	151,226	17,931	—	169,157
Net realized and unrealized gains (losses)	—	385,531	(1,099)	—	384,432	—	351,812	(13,265)	—	338,547
Other income (expense)	17,511	—	(9,067)	(11,252)	(2,808)	28,662	—	150	(9,455)	19,357
Net gain of sale of subsidiaries	—	—	—	14,894	14,894	—	—	—	—	—
	150,623	522,721	28,160	3,642	705,146	64,160	503,038	289,078	(9,455)	846,821
EXPENSES										
Net incurred losses and loss adjustment expenses	(12,372)	—	14,759	(18,590)	(16,203)	(87,442)	—	200,913	116,521	229,992
Acquisition costs	29,071	—	9,899	—	38,970	10,496	—	84,614	—	95,110
General and administrative expenses	91,729	15,843	3,502	64,643	175,717	75,853	14,268	96,120	57,017	243,258
	108,428	15,843	28,160	46,053	198,484	(1,093)	14,268	381,647	173,538	568,360
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	42,195	506,878	—	(42,411)	506,662	65,253	488,770	(92,569)	(182,993)	278,461
Earnings from equity method investments	—	114,972	—	—	114,972	—	3,660	—	—	3,660
SEGMENT INCOME (LOSS)	42,195	621,850	—	(42,411)	621,634	65,253	492,430	(92,569)	(182,993)	282,121
Interest expense				(32,480)	(32,480)				(27,433)	(27,433)
Net foreign exchange gains				6,505	6,505				6,781	6,781
Income tax expense				(3,440)	(3,440)				(11,380)	(11,380)
NET EARNINGS FROM CONTINUING OPERATIONS					592,219					250,089
Net loss from discontinued operations, net of income taxes				—	—				(3,221)	(3,221)
NET EARNINGS					592,219					246,868
Net (earnings) loss attributable to noncontrolling interest				(13,846)	(13,846)				52,714	52,714
NET EARNINGS ATTRIBUTABLE TO ENSTAR					578,373					299,582
Dividends on preferred shares				(17,850)	(17,850)				(17,850)	(17,850)
NET EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				(103,522)	560,523				(183,382)	281,732

[(1)] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of deferred charge assets and deferred gain liabilities on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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